SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Disclosure Text Block1 [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Subsequent to year-end, Brookfield Renewable redeemed all of the outstanding units of Series 5 Preferred Limited Partnership units for C$73 million or C$25.25 per Preferred Limited Partnership Unit.
Subsequent to year-end, Brookfield Renewable, together with institutional partners, completed the acquisition of a 1.7 GW portfolio of utility-scale solar development assets in Germany, for a total investment of approximately €65 million ($76 million), plus working capital adjustments. Brookfield Renewable is expected to hold a 25% interest in the investment.
Subsequent to year-end, Brookfield Renewable, together with its institutional partners, completed the acquisition of a utility scale development business with a 20 GW portfolio of utility solar and energy storage development assets in the United States for approximately $650 million (approximately $160 million net to Brookfield Renewable) with additional incentive payments that are payable contingent upon certain milestones being achieved, with Brookfield Renewable is expected to hold a 25% interest in the investment.
Subsequent to year-end, Brookfield Renewable, together with its institutional partner, subscribed for additional shares in Polenergia. This subscription will increase total interest in Polenergia to 32% (8% net to Brookfield Renewable) and is expected to close in March 2022.
Subsequent to year-end, Brookfield Renewable, together with institutional partners, completed the acquisition of an initial 26% interest in an approximately 700 MW portfolio of operating and development assets in Spain and Mexico. Total equity of $220 million ($55 million net to Brookfield Renewable) is expected to be invested into the project, with the potential to increase ownership interest to almost 60%. Brookfield Renewable is expected to hold a 25% interest in the investment.